UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 23, 2018

Commission File Number 000-53676

Lode-Star Mining, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	47-4347638
(State or other jurisdiction ofincorporation or organization)	(I.R.S. EmployerIdentification No.)

1 East Liberty St. Suite 600-Reno NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775)234-5443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 23, 2018, Lode-Star Mining, Inc. (the “Company”)  announced that the Company has been issued Water Pollution Control Permit NEV2017109 from the Nevada Department of Environmental Protection (NDEP) regarding its Goldfield Bonanza Mine Project, as at November 20, 2018. This Permit authorizes the construction, operation, and closure of approved mining facilities in Esmeralda County, Nevada. The Permit is effective for 5 years until November 20, 2023 and authorizes the processing of 10,000 tons of ore per year from Lode-Star's underground operations located adjacent to the town of Goldfield, NV.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Number	Exhibit

99.1	Press Release dated November 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lode-Star Mining, Inc.

Date: November 23, 2018	By:	/s/ Mark Walmesley
Mark Walmesley
Chief Executive Officer